[GRAPHIC  OMITED]



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 24, 2001


                               UNITED TRADING.COM
                            ________________________

 NEVADA                                                            88-01006514
---------------------------------                             ------------------
(STATE  OR  OTHER  JURISDICTION  OF                             (I.R.S. EMPLOYER
INCORPORATION  OR ORGANIZATION)                               IDENTIFICATION NO)
                            ________________________

               19762 MACARTHUR BLVD., SUITE 300, IRVINE, CA 92612
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                            ________________________

                                 (949) 553-9660
                           (ISSUER'S TELEPHONE NUMBER)




ITEM 5, APPOINTMENT OF NEW DIRECTOR, AND RESIGNATION  OF  REGISTRANT'S  DIRECTOR

MR. JAMES L. HANCOCK JOINED THE BOARD OF DIRECTORS OF THE REGISTRANT. MR. HANCOCK HAS EXTENSIVE EXPERIENCE IN CORPORATE MANAGEMENT. HE SERVED AS A PRINCIPAL OF SHORELINE PARTNERS, LLC, A MERGER AND ACQUISITION COMPANY LOCATED IN SAN DIEGO, CALIFORNIA. RECENTLY HE HAS SERVED AS A PRIVATE INVESTMENT BANKER FOR NUMEROUS BUSINESSES INCLUDING MANUFACTURING, TELECOMMUNICATIONS, MEDICAL DIAGNOSTIC EQUIPMENT, PRINTING, PUBLISHING AND REAL ESTATE. MR. HANCOCK WILL REPLACE MR. NORMAN WRIGHT AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED TRADING.COM EFFECTIVE JULY 24, 2001.


MR.  NORMAN  WRIGHT,  DIRECTOR,  PRESIDENT,  AND  CHIEF EXECUTIVE OFFICER OF THE
REGISTRANT RESIGNED FROM HIS POSITION ON THE BOARD OF DIRECTORS AND AS AN OFFICER OF UNITED TRADING.COM EFFECTIVE JULY 24, 2001.



                       SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.

DATED  JULY  30,  2001             UNITED  TRADING.COM


                                   BY: S/J. L. Hancock
                                   ------------------------
                                       JAMES  L.  HANCOCK
    PRESIDENT